EXHIBIT A(10)(a)(iv)
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NORTHSTAR LIFE                         VARIABLE GROUP UNIVERSAL LIFE APPLICATION
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Northstar Life Insurance Company - University Corporate Centre at Amherst -
Suite 424 - 100 Corporate Parkway - Amherst, New York 14226
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EMPLOYEE APPLICATION                POLICY NUMBER:

INSURED'S INFORMATION                    19974

---------------------------------------------------------------------------------------------------
NAME                      DATE OF BIRTH         SOCIAL SECURITY NUMBER       GENDER
   John C. Doe               01-01-61              123-45-6789                  [X] M [ ] F
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STREET ADDRESS            CITY                  STATE                        ZIP CODE
   456 Main Street           Anytown               USA                          00000
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EMPLOYER                                                                     EMPLOYMENT LOCATION
   ABC COMPANY                                                                  Anytown, USA
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DATE OF EMPLOYMENT        ANNUAL SALARY         DAYTIME TELEPHONE NUMBER
   05-01-97                  $50,000               (000) 222-3333
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

[ ] Yes [X] No Have you used tobacco in any form during the past 12 months?
[X] Yes [ ] No On the date you sign this application, are you actively working at your employer's normal place of business at least 20 hours per week?

---------------------------------------------------------------------------------------------------
BENEFICIARY'S NAME        SOCIAL SECURITY NUMBER                             RELATIONSHIP AND CLASS
   Jane A. Doe               234-56-7890                                        Spouse - Class 1
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MAILING ADDRESS
   456 Main Street, Anytown, USA 00000
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



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TO BE ELIGIBLE FOR INSURANCE UNDER THE GROUP POLICY AN EMPLOYEE MUST BE ACTIVELY
WORKING AT HIS OR HER EMPLOYER'S NORMAL PLACE OF BUSINESS AT LEAST 20 HOURS PER WEEK ON THE DATE HE OR SHE SIGNS THIS APPLICATION FOR COVERAGE, AND FOR 20 HOURS PER WEEK FOR EACH OF THE 4 WEEK(S) IMMEDIATELY PRIOR TO THE DATE THIS
APPLICATION FOR COVERAGE IS APPROVED BY NORTHSTAR LIFE.
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INSURANCE INFORMATION
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

(1) Employer Paid       $ 50,000        1 x Salary          Employer Premium:          (1)   $ 8.70
    Insurance Amount:
                                                            Additional Amount Paid:    (2)   $ 0
(2) Spouse/Child Term
    Rider (If elected,  $ 25,000        $ 5,000
    please list names                                       Spouse/Child Rider
    and dates of birth                                      Premium:                   (3)   $ 5.60
    below.)

(3) Child Term Rider
    (If elected, please $ N/A                               Child Rider Premium:       (4)   $ N/A
    list names and dates
    of birth below.)                                        Total Premium:
                                                            (Add Lines 1-4)                  $ 14,30

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SPOUSE'S NAME                                                      DATE OF BIRTH
   Jane A. Doe                                                        02-01-61
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        Child's Name     Date of Birth     Child's Name      Date of Birth
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   Joe B. Doe            03-01-91
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


ACCOUNT OPTIONS

Please select the allocation of net premium:
(Allocations must total 100%. Minimum of 10% in any account, allocations must be in increments of 1%.)

    20   % GUARANTEED ACCOUNT
--------
SUB-ACCOUNT OPTIONS

    FIXED                                                BALANCED                           EQUITY
    -----                                                --------                           ------
 20 % Bond                                            20 % Asset Allocation           20 % Capital Appreciation
----                                                 ----                            ----
    % Maturing Government Bond 2010                                                   20 % Growth
----                                                                                 ----
    % Money Market                                                                       % Index 500
----                                                                                 ----
    % Mortgage Securities                                                              - % International Stock
----                                                                                 ----
    % VIP High Income                                                                  - % Small Company Growth
----                                                                                 ----
  - % Global Bond                                                                      - % Value Stock
----                                                                                 ----
                                                                                         %VIP Equity-Income
                                                                                     ----
                                                                                       - %VIP 11 Contrafund
                                                                                     ----
                                                                                       - % Small Company Value
                                                                                     ----
                                                                                         % Index 400 Mid-Cap
                                                                                     ----
                                                                                       - % Micro-Cap Growth
                                                                                     ----
                                                                                         % Macro-Cap Value
                                                                                     ----

OWNER


The Proposed Insured will be the Owner of any policy issued on this application, unless requested otherwise below. The Owner has every benefit, right or privilege given by policy terms. Policy transactions between Northstar Life and the Owner do not require the Insured's notice or consent.


Name (If a Corporation, give the state in which it is incorporated)
                                                                   ----------------------------------------
Relationship to Proposed Insured
                                ---------------------------
Tax I.D. Number or Social Security Number
                                         ------------------
Owner's Address
               --------------------------------------------------------------------------------------------
City                                            State                       Zip Code
    -------------------------------------------      -----------------------        -----------------------

I agree that because this application is for a Variable Group Universal Life policy, that Northstar Life, if it is unable for any reason to collect funds for units which have been allocated to a sub-account under the policy applied for, may redeem for itself the full value of such units. If such units are no longer available, it may recover that value from any other units of equal value available under the policy.

I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT (OR BOTH) OF THE POLICY APPLIED FOR MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE ACCOUNT VALUE OF THE POLICY APPLIED FOR INCREASES AND DECREASES DEPENDING ON THE INVESTMENT RESULTS. THERE IS NO GUARANTEED MINIMUM ACCOUNT VALUE FOR NET PREMIUMS INVESTED IN THE SUB-ACCOUNTS.

The information contained in this application is true and complete.

EMPLOYEE'S SIGNATURE (or owner's if different)                   DATE
x    /s/ John C. Doe                                                  05-01-97
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

INVESTMENT SUITABILITY - TO BE COMPLETED BY OWNER

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies. The proposed Owner must supply such information so that an informed judgement may be made as to the suitability of the investment for the Owner.

NOTE: IF THE PROPOSED INSURED AND PROPOSED OWNER ARE NOT THE SAME, THE PROPOSED OWNER MUST COMPLETE QUESTIONS 9-11 ALSO.

  1. HAVE YOU RECEIVED THE PROSPECTUS FOR THE NORTHSTAR LIFE VARIABLE UNIVERSAL LIFE ACCOUNT, WHICH INCLUDES PROSPECTUSES FOR THE ADVANTUS SERIES FUND, INC. AND THE FIDELITY'S VARIABLE INSURANCE PRODUCTS FUNDS? [x] YES [ ] NO

  2. WOULD YOU LIKE US TO SEND YOU A STATEMENT OF ADDITIONAL INFORMATION
     REFERRED TO IN THE PROSPECTUSES NAMED ABOVE?                [x] YES  [ ] NO
  3. ARE YOU A SPOUSE OR DEPENDENT CHILD OF A PERSON WHO IS AN EMPLOYEE OF
     NORTHSTAR LIFE?                                             [ ] YES  [x] NO
  4. DEPENDENTS:  [x] SPOUSE    AGE    36         [x]CHILDREN AGES       6
                                    ---------                       ----------
  5. CURRENT APPROXIMATE:

     ANNUAL INCOME $ 50,000  ASSETS $ 150,000  DEBT $ 50,000   Tax Bracket  28 %
                   ----------       -----------     -----------           -----

  6. Other Investments:
     Savings                        $    10,000             Balanced/Total Return Funds         $
                                     ------------------                                         -----------
     Insurance Cash Value           $                       Stock Funds                         $
                                     ------------------                                         -----------
     Real Estate                    $    85,000             Bond Funds                          $
                                     ------------------                                         -----------
     Business Interests             $                       Individual Stocks                   $
                                     ------------------                                         -----------
     Retirement Funds               $                       Individual Bonds                    $
                                     ------------------                                         -----------
     Other                          $
          ------------------         ------------------

  7. Ranking of Investment Objective  - (Rank 1-5, in order of importance):

         5     Capital Preservation/Conservative Income     1     Growth
     ----------                                         ----------
         4     Current Income                               2     Aggressive Growth
     ----------                                         ----------
         3       Total Return/Conservative Growth
     ----------

  8. Risk Tolerance (please check one): [ ] Low Risk [x] Moderate Risk
                                        [ ] High Risk
PLEASE ANSWER THE FOLLOWING QUESTIONS IF THE PROPOSED INSURED AND THE PROPOSED OWNER ARE NOT THE SAME.
  9. Employer
             -------------------------------------------------------------------
     Address
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     Occupation                                   Years Employed
               -----------------------------------              ----------------
  10. Are you of legal age in the state of your mailing address? [ ] Yes  [ ] No

  11. Face amount of life insurance in force (on the proposed Owner) $
                                                                     -----------
The information contained in this application is true and complete.

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EMPLOYEE'S SIGNATURE (or owners if different)                       DATE
X    /S/ John C. Doe                                                    05-01-97
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                               FOR HOME OFFICE USE
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SUITABILITY ACCEPTED BY REGISTERED PRINCIPAL                        DATE
     /s/ Sam S. Smith                                                   05-01-97
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